Exhibit 21

ENTITY	JURISDICTION
ACCROVEN SRL	Barbados
Alliance Canada Marketing L.P.	Alberta
Alliance Canada Marketing LTD	Alberta
Apco Argentina, S.A.	Argentina
Apco Austral, S.A.	Argentina
Apco Oil and Gas International, Inc.	Cayman Islands
Apco Properties Ltd.	Cayman Islands
Arctic Fox Assets, Inc.	Delaware
Aspen Products Pipeline LLC	Delaware
Aux Sable Liquid Products Inc.	Delaware
Aux Sable Liquid Products LP	Delaware
Bargath Inc.	Colorado
Barrett Fuels Corporation	Delaware
Barrett Resources International Corporation	Delaware
Baton Rouge Fractionators LLC	Delaware
Baton Rouge Pipeline LLC	Delaware
Beech Grove Processing Company	Tennessee
Bison Royalty LLC	Delaware
Black Marlin Pipeline LLC	Texas
Carbon County UCG, Inc.	Delaware
Carbonate Trend Pipeline LLC	Delaware
Cardinal Operating Company, LLC	Delaware
Cardinal Pipeline Company, LLC	North Carolina
ChoiceSeat, L.L.C.	Delaware
Diamond Elk, LLC	Colorado
Discovery Gas Transmission LLC	Delaware
Discovery Producer Services LLC	Delaware
Distributed Power Solutions L.L.C.	Delaware
Eagle Gas Services, Inc.	Ohio
ESPAGAS USA, Inc.	Delaware
F T & T, Inc.	Delaware
Fishhawk Ranch, Inc.	Florida
FleetOne Inc.	Delaware
Fort Union Gas Gathering, L.L.C.	Delaware
Gas Processing Holdings, Ltd.	Barbados
Goebel Gathering Company, L.L.C.	Delaware
Gulf Liquids Holdings LLC	Delaware
Gulf Liquids New River Project LLC	Delaware
Gulf Star Deepwater Services, LLC	Delaware
Gulfstream Management & Operating Services, L.L.C.	Delaware
Gulfstream Natural Gas System, L.L.C.	Delaware

ENTITY	JURISDICTION
HI-BOL Pipeline LLC	Delaware
Inland Ports, Inc.	Tennessee
Laurel Mountain Midstream Ohio, LLC	Pennsylvania
Laurel Mountain Midstream Operating LLC	Delaware
Laurel Mountain Midstream, LLC	Delaware
Liberty Operating Company	Delaware
Longhorn Enterprises of Texas, Inc.	Delaware
MAPCO Alaska Inc.	Alaska
MAPCO Inc.	Delaware
Marsh Resources, LLC	Delaware
Mid-Continent Fractionation and Storage, LLC	Delaware
Millennium Energy Fund, L.L.C.	Delaware
Mockingbird Pipeline, L.P.	Delaware
Northwest Argentina Corporation	Utah
Northwest Land Company	Delaware
Northwest Pipeline GP	Delaware
Northwest Pipeline Services LLC	Delaware
Pacific Connector Gas Pipeline, LLC	Delaware
Pacific Connector Gas Pipeline, LP	Delaware
Parachute Pipeline LLC	Delaware
Parkco Two, L.L.C.	Oklahoma
Pine Needle LNG Company, LLC	North Carolina
Pine Needle Operating Company, LLC	Delaware
RW Gathering, LLC	Delaware
Rainbow Resources, Inc.	Colorado
Reserveco Inc.	Delaware
Snow Goose Associates, L.L.C.	Delaware
SPV, L.L.C.	Oklahoma
TXG Gas Marketing Company	Delaware
Tennessee Processing Company	Delaware
The Tennessee Coal Company	Delaware
The Williams Companies, International Holdings B.V.	Dutch BV
Thermogas Energy, LLC	Delaware
Touchstar Energy Technologies, Inc.	Texas
TransCardinal Company, LLC	Delaware
TransCarolina LNG Company, LLC	Delaware
Transco Coal Gas Company	Delaware
Transco Energy Company, LLC	Delaware
Transco Exploration Company	Delaware
Transco Gas Company, LLC	Delaware
Transco Liberty Pipeline Company	Delaware
Transco P-S Company	Delaware
Transco Resources, Inc.	Delaware
Transco Pipeline Services LLC	Delaware
Transcontinental Gas Pipe Line Company, LLC	Delaware
Transeastern Gas Pipeline Company, Inc.	Delaware

ENTITY	JURISDICTION
Tulsa Williams Company	Delaware
Valley View Coal, Inc.	Tennessee
Volunteer — Williams, L.L.C.	Delaware
WEM&T Trading GmbH	Austria
WFS Liquids LLC	Delaware
WFS Pipeline LLC	Delaware
WFS Enterprises, LLC	Delaware
WFS Gathering Company, L.L.C.	Delaware
WGP Development, LLC	Delaware
WGP Enterprises, Inc.	Delaware
WGP Gulfstream Pipeline Company, L.L.C.	Delaware
WGP International Canada, Inc.	New Brunswick
WGPC Holdings LLC	Delaware
WPX Enterprises, Inc.	Delaware
WPX Gas Resources Company	Delaware
Wamsutter LLC	Delaware
Wilgath LLC	Delaware
Williams Acquisition Holding Company, Inc. (Del)	Delaware
Williams Acquisition Holding Company, Inc. (NJ)	New Jersey
Williams Acquisition Holding Company LLC	Delaware
Williams Aircraft, Inc.	Delaware
Williams Alaska Petroleum, Inc.	Alaska
Williams Alliance Canada Marketing, Inc.	New Brunswick
Williams Arkoma Gathering Company, LLC	Delaware
Williams Barnett Gathering System, LP	Texas
Williams Cove Point, Inc.	Delaware
Williams Discovery Pipeline, LLC	Delaware
Williams Distributed Power Services, Inc.	Delaware
Williams Energy Canada, Inc.	New Brunswick
Williams Energy Marketing & Trading Canada, Inc.	New Brunswick
Williams Energy Marketing & Trading Europe Ltd	England
Williams Energy Services, LLC	Delaware
Williams Energy Solutions LLC	Delaware
Williams Energy, L.L.C.	Delaware
Williams Equities, Inc.	Delaware
Williams Exploration Company	Delaware
Williams Express, Inc. (AK)	Alaska
Williams Express, Inc.	Delaware
Williams Fertilizer, Inc.	Delaware
Williams Field Services — Gulf Coast Company, L.P.	Delaware
Williams Field Services Company, LLC	Delaware
Williams Field Services Group, LLC	Delaware
Williams Flexible Generation, LLC	Delaware
Williams Four Corners, LLC	Delaware
Williams GP LLC	Delaware
Williams Gas Marketing, Inc.	Delaware

ENTITY	JURISDICTION
Williams Gas Pipeline Company, LLC	Delaware
Williams Gas Processing — Gulf Coast Company, L.P.	Delaware
Williams Global Energy Cayman Limited	Cayman Islands
Williams Global Holdings Company	Delaware
Williams GmbH	Austria
Williams Gulf Coast Gathering Company, LLC	Delaware
Williams Headquarters Building Company	Delaware
Williams Holdings GmbH	Austria
Williams Holdings Limited	Barbados
Williams Indonesia, L.L.C.	Delaware
Williams Information Technology, Inc.	Delaware
Williams International Bermuda Limited	Bermuda
Williams International Company	Delaware
Williams International El Furrial Limited	Cayman Islands
Williams International Investments Cayman Limited	Cayman Islands
Williams International Jose Limited	Cayman Islands
Williams International Ltd mexico, S. de R.L. de C.V	Mexico
Williams International Oil & Gas Venezuela Limited	Cayman Islands
Williams International Pigap Limited	Cayman Islands
Williams International Services Company	Nevada
Williams International Telecom Limited	Delaware
Williams International Telecommunications Investments Limited	Cayman Islands
Williams International Venezuela Limited	Cayman Islands
Williams Laurel Mountain, LLC	Delaware
Williams Learning Center, Inc.	Delaware
Williams Longhorn Holdings, LLC	Delaware
Williams Memphis Terminal, Inc.	Delaware
Williams Merchant Services Company, Inc.	Delaware
Williams Mid-South Pipelines, LLC	Delaware
Williams Midstream Natural Gas Liquids, Inc.	Delaware
Williams Mobile Bay Producer Services, L.L.C.	Delaware
Williams NGL Marketing, LLC	Delaware
Williams Natural Gas Liquids Canada, Inc.	Alberta
Williams Natural Gas Liquids, Inc.	Delaware
Williams New Soda, Inc.	Delaware
Williams Oil Gathering, L.L.C.	Delaware
Williams Olefins Feedstock Pipelines, L.L.C.	Delaware
Williams Olefins, L.L.C.	Delaware
Williams One-Call Services, Inc.	Delaware
Williams Pacific Connector Gas Operator, LLC	Delaware
Williams Pacific Connector Gas Pipeline, LLC	Delaware
Williams Partners Finance Corporation	Delaware
Williams Partners GP LLC	Delaware
Williams Partners Holdings LLC	Delaware
Williams Partners, L.P.	Delaware
Williams Partners Operating LLC	Delaware

ENTITY	JURISDICTION
Williams PERK, LLC
WILLIAMS PETROLEOS ESPAÑA, S.L.	Spain
Williams Petroleum Pipeline Systems, Inc.	Delaware
Williams Petroleum Services, LLC	Delaware
Williams Pipeline GP LLC	Delaware
Williams Pipeline Operating LLC	Delaware
Williams Pipeline Partners Holdings LLC	Delaware
Williams Pipeline Partners L.P.	Delaware
Williams Pipeline Services LLC	Delaware
Williams Production — Gulf Coast Company, L.P.	Delaware
Williams Production Appalachia, LLC	Delaware
Williams Production Company, LLC	Delaware
Williams Production Holdings LLC	Delaware
Williams Production Mid-Continent Company	Oklahoma
Williams Production RMT Company	Delaware
Williams Production Rocky Mountain Company	Delaware
Williams Production Ryan Gulch LLC	Delaware
Williams Refining & Marketing, L.L.C.	Delaware
Williams Relocation Management, Inc.	Delaware
Williams Resource Center, L.L.C.	Delaware
Williams Soda Holdings, LLC	Delaware
Williams Sodium Products Company	Delaware
Williams Strategic Sourcing Company	Delaware
Williams TravelCenters, Inc.	Delaware
Williams Unita Gathering, LLC	Delaware
Williams Underground Gas Storage Company	Delaware
Williams WPC — I, Inc.	Delaware
Williams WPC — II, Inc.	Delaware
Williams WPC International Company	Delaware
Williams Western Holding Company, Inc.	Delaware
WilPro Energy Services El Furrial Limited	Cayman Islands
WilPro Energy Services Pigap II Limited	Cayman Islands